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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             ---------------------


                       Date of Report (Date of earliest
                       event reported)  October 25, 1995


                                Tambrands Inc.
            (Exact name of registrant as specified in its charter)


Delaware                           1-8714                          (13-1366500)
(State of                 (Commission File Number)                (IRS Employer
incorporation)                                              Identification No.)



       777 Westchester Avenue, White Plains, New York          10604
         (Address of principal executive offices)           (Zip Code)



                                (914) 696-6000
                        (Registrant's telephone number,
                             including area code)


                                      N/A
         (Former name or former address, if changed since last report)
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Items 1-4.     Not Applicable.

Item 5.        Other Events.

               The Company issued a press release on October 25, 1995.

Item 6.        Not Applicable.

Item 7.        Exhibits.

               99.1      Press Release of the Company dated
                          October 25, 1995.

Item 8.        Not Applicable.

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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Tambrands Inc.



                                    By /s/ Raymond F. Wright
                                       ---------------------------------
                                       Name:   Raymond F. Wright
                                       Title:  Senior Vice President --
                                               Chief Financial Officer



Date:  October 25, 1995

                                      -3-
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                                 EXHIBIT INDEX



                                                            Sequentially
Exhibit No.            Description                          Numbered Page
-----------            -----------                          -------------

 99.1                  Press Release of the Company
                       dated October 25, 1995

                                      -4-